                               EXHIBIT (a)(1)(B)

                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK
                AND WARRANTS TO PURCHASE SHARES OF COMMON STOCK

                                      OF

                        AMERICAN COUNTRY HOLDINGS INC.

                                      AT

                          $2.10 NET PER COMMON SHARE

                      $12.00 NET PER PREFERRED SHARE AND

             $0.175 NET PER CLASS A COMMON STOCK PURCHASE WARRANT

                                      BY

                            KFS ACQUISITION CORP.,
                         A WHOLLY-OWNED SUBSIDIARY OF

                       KINGSWAY FINANCIAL SERVICES INC.


           THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT,
                 NEW YORK CITY TIME, ON MONDAY, APRIL 1, 2002,
                         UNLESS THE OFFER IS EXTENDED.

                       THE DEPOSITARY FOR THE OFFER IS:

                       LASALLE BANK NATIONAL ASSOCIATION

                          By Facsimile Transmission:
                                (312) 904-2236

                             Confirm by Telephone:
                                (312) 904-2312

     By Mail or Overnight Courier:              By Hand in New York:

   LaSalle Bank National Association            The Bank of New York
       135 South LaSalle Street                 ATTN: Rolando Salazar
               Room 1811                     15 Broad Street, 16th Floor
        Chicago, Illinois 60603               New York, New York 10286

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Securities (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Offer--Procedure for Tendering Securities" of the Offer to Purchase.

-------------------------------------------------------------------------------

                      DESCRIPTION OF SECURITIES TENDERED

-------------------------------------------------------------------------------

                                                                                              Securities
                                                                                               Tendered
                                                                                               (Attach
                                                                                              additional
              Name(s) and Address(es) of Registered Holder(s)                                  list if
(Please fil in, if blank, exactly as name(s) appear(s) on the Certificate(s))l                necessary)
           ----------------------------------------------------------------------------------------------------------------

                                                                                  Class of       Number of       Number of
                                                                                 Security*/  Shares or Warrants  Shares or
                                                                                 Certificate   Represented by    Warrants
                                                                                 Number(s)**  Certificate(s)**  Tendered***
                                               -----------------------------------------------------
                                               -----------------------------------------------------
                                               -----------------------------------------------------
                                               -----------------------------------------------------

                                                Total
                                                Shares
                                                or
                                                Warrants

-------------------------------------------------------------------------------
 [_]CHECK HERE IF TENDERING PREFERRED SHARES.
 [_]CHECK HERE IF TENDERING CLASS A WARRANTS.
 * Indicate Common Shares, Preferred Shares or Class A Warrants. Unless otherwise indicated, it will be assumed that Securities tendered are Common Shares.
 ** Need not be completed by securityholders tendering by book-entry transfer.
 *** Unless otherwise indicated, it will be assumed that all Securities represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

-------------------------------------------------------------------------------

  Holders of outstanding shares of Common Stock, par value $0.01 per share (the "Common Shares"), holders of outstanding shares of Series A Preferred Stock, par value $0.10 per share (the "Preferred Shares" and, together with the Common Shares, the "Shares") and holders of outstanding Class A Common Stock Purchase Warrants (the "Class A Warrants" or simply the "Warrants") of American Country Holdings Inc. (the "Company"), whose certificates for such Securities (the "Certificates") are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares or Warrants according to the guaranteed delivery procedure set forth in "The Offer--Procedure for Tendering Securities-- Guaranteed Delivery" of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.


 [_]CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
 Name of Tendering Institution _______________________________________________
 Account No. _________________________________________________________________
 Transaction Code No. ________________________________________________________


 [_]CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
 Name(s) of Tendering Securityholder(s) ______________________________________
 Date of Execution of Notice of Guaranteed Delivery __________________________ Window Ticket Number (if any) _______________________________________________
 Name of Institution which Guaranteed Delivery _______________________________

 LOST CERTIFICATES

 [_]I HAVE LOST MY CERTIFICATE(S) THAT REPRESENTED          COMMON SHARES/
            PREFERRED SHARES/         CLASS A WARRANTS, AND REQUIRE
    ASSISTANCE IN OBTAINING A REPLACEMENT CERTIFICATE(S). I UNDERSTAND THAT I MUST CONTACT THE DEPOSITARY AND/OR THE COMPANY TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 9.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
               PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to KFS Acquisition Corp. (the "Purchaser"), a Delaware corporation and an indirect wholly-owned subsidiary of Kingsway Financial Services Inc., an Ontario corporation, the above-described shares of Common Stock, par value $0.01 per share (the "Common Shares"), shares of Series A Convertible Preferred Stock, par value $0.10 per share (the "Preferred Shares") and/or Class A Common Stock Purchase Warrants (the "Class A Warrants") of American Country Holdings Inc., a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase all of the outstanding Securities at $2.10 per Common Share, $12.00 per Preferred Share (plus any Accrued Dividend Amount) and $0.175 per Class A Warrant, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 27, 2002, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as each may be amended or supplemented from time to time, constitute the "Offer"). We reserve the right to transfer or assign, in whole or from time to time in part, to one or more of our affiliates the right to purchase Securities tendered pursuant to the Offer, but any such transfer or assignment will not relieve us of our obligations under the Offer or prejudice your rights to receive payment for Securities validly tendered and accepted for payment. Unless the context requires otherwise, all references to "Shares" shall mean Common Shares and Preferred Shares, all references to "Warrants" shall mean Class A Warrants, and all references to "Securities" shall mean Shares and Warrants.

  Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Securities tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Securities that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after the date hereof) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Securities (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Securities (and all such other Shares or securities), or transfer ownership of such Securities (and all such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Securities (and all such other Shares or securities) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities (and all such other Shares or securities), all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints William G. Star and W. Shaun Jackson, individually, as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Securities tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after the date hereof), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Securities by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Securities (and all such other Shares or securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Securities tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after the date hereof) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Securities tendered hereby (and all such other Shares or securities).

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned understands that tenders of Securities pursuant to any one of the procedures described in "The Offer--Procedure for Tendering Securities" of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Certificates purchased, and return any Securities not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Securities tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Certificates purchased and any certificates for Securities not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Certificates purchased and return any Securities not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Securities from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Securities so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

 To be completed ONLY if the check for the purchase price of Certificates purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Securities not tendered or not purchased are to be issued in the name of someone other than the undersigned.

 Issue: [_] check  [_] certificates to:
 Name: _______________________________________________________________________
                                (please print)
 Address: ____________________________________________________________________
                                                               (zip code)
 Taxpayer Identification or Social Security No.: _____________________________ (See Substitute Form W-9)


                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

 To be completed ONLY if the check for the purchase price of Certificates purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Securities not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

 Mail: [_] check  [_] certificates to:
 Name: _______________________________________________________________________
                                (please print)
 Address: ____________________________________________________________________
                                                               (zip code)
 Taxpayer Identification or Social Security No.: _____________________________ (See Substitute Form W-9)

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  To complete the Letter of Transmittal, you must do the following:

  . Fill in the box entitled "Description of Securities Being Tendered" and the two subsequent boxes, if applicable.

  .  Sign and date the Letter of Transmittal in the box entitled "Sign Here."

  .  Fill in and sign in the box entitled "Substitute Form W-9."

  In completing the Letter of Transmittal, you may (but are not required to) also do the following:

  . If you want the check for the purchase price of the Securities purchased, or certificates for Securities not tendered or not purchased, to be issued in the name of a third party, complete the box entitled "Special Payment Instructions."

  . If you want the check for the purchase price of the Securities purchased, or certificates for Securities not tendered or not purchased, to be mailed to a third party, or to be delivered to an address other than that appearing under your signature, complete the box entitled "Special Delivery Instructions."

  You must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

1.GUARANTEE OF SIGNATURES.

  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if such Securities are tendered for the account of an Eligible Institution. See Instruction 5.

2.DELIVERY OF LETTER OF TRANSMITTAL AND SHARES.

  This Letter of Transmittal is to be used if Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in "The Offer--Procedure for Tendering Securities" of the Offer to Purchase. Certificates for all physically delivered Securities, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Securityholders whose Certificates are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Securities pursuant to the guaranteed delivery procedure described in Section 4 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) Certificates for all tendered Securities, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Securities delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days of the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Offer-- Procedure for Tendering Securities" of the Offer to Purchase.

  THE METHOD OF DELIVERY OF SECURITIES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SECURITYHOLDER. DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR SECURITIES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Shares or Warrants will be purchased. By executing this Letter of Transmittal (or a facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Securities.

3.INADEQUATE SPACE.

  If the space provided herein is inadequate, the Certificate numbers, the number of Securities evidenced by such Certificates and the number of Securities tendered should be listed on a separate signed schedule and attached hereto.

4.PARTIAL TENDERS (NOT APPLICABLE TO SECURITYHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

  If fewer than all the Securities represented by any Certificate delivered to the Depositary are to be tendered, fill in the number of Securities which are to be tendered in the box entitled "Number of Shares or Warrants Tendered." In such case, a new certificate for the remainder of the Securities represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Securities represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

  If this Letter of Transmittal is signed by the registered holder(s) of the Securities tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Securities tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Securities tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Securities tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Securities not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Securities tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Securities. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

6.STOCK TRANSFER TAXES.

  Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Securities to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Securities not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Securities to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7.SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.

  If the check for the purchase price of any Securities purchased is to be issued, or any Securities not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Securities not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Securityholders tendering Securities by book-entry transfer may request that Securities not purchased be credited to such account at the Book-Entry Transfer Facility as such securityholder may designate under "Special Payment Instructions." If no such instructions are given, any such Securities not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8.SUBSTITUTE FORM W-9.

  Under the federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain securityholders pursuant to the Offer. In order to avoid such backup withholding, each tendering holder, and, if applicable, each other payee, must provide the Depositary with such holder's or payee's correct taxpayer identification number and certify that such holder or payee is not subject to such backup withholding by completing the Substitute Form W-9. In general, if a holder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

  Certain securityholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such holder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status, on a properly completed Form W-8BEN, or successor form. Such statements can be obtained from the Depositary.

  Failure to complete the Substitute Form W-9 will not, by itself, cause Securities to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9

MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

9.MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES.

  Any holder of a certificate(s) which represented Securities whose certificate(s) has been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and
(ii) contact the Depositary immediately by calling (312) 904-2312. The Depositary will provide such holder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen, or destroyed. However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the expiration date of the Offer.

10.WAIVER OF CONDITIONS.

  The Conditions of the Offer may be waived, in whole or in part, by Purchaser, in its sole discretion, at any time and from time to time, in the case of any Securities tendered.

11.REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

  Questions and requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

                                   SIGN HERE
                      (COMPLETE SUBSTITUTE FORM W-9 BELOW)

 X _____________________________
 X _____________________________
 Signature(s) of Owner(s)
 Dated: ______________________________________________________________________

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock or warrant certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).
 Name(s) _____________________________________________________________________
 Capacity (full title) _______________________________________________________
 Address _____________________________________________________________________
                                                            (Include Zip Code)
 Area Code and Telephone No. _________________________________________________
 Taxpayer Identification or Social Security Number ___________________________

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

 FOR USE BY FINANCIAL INSTITUTIONS ONLY, PLACE MEDALLION GUARANTEE IN SPACE
 BELOW.
 Authorized Signature ________________________________________________________
 Name ________________________________________________________________________
 Title _______________________________________________________________________
 Name of Firm ________________________________________________________________
 Address _____________________________________________________________________
                                                            (Include Zip Code)
 Area Code and Telephone Number ______________________________________________
 Dated _______________________________________________________________________

                PAYER'S NAME: LASALLE BANK NATIONAL ASSOCIATION

                           PART 1: PLEASE PROVIDE
                           YOUR TIN IN THE BOX AT      -----------------------
                           RIGHT AND CERTIFY BY        Social Security Number
                           SIGNING AND DATING BELOW

 SUBSTITUTE
 IRS FORM W-9                                          OR ____________________
                                                               Employer
                                                         Identification Number

 PAYER'S REQUEST FOR
 TAXPAYER

 IDENTIFICATION NUMBER    -----------------------------------------------------
 (TIN)

                           PART 2: For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9 and complete as instructed therein.

                          -----------------------------------------------------

                           PART 3: Awaiting TIN [_]

                          -----------------------------------------------------

                           CERTIFICATION--Under the penalties of perjury, I certify that (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and either (a) I have mailed or delivered an
                           application to receive a taxpayer identification number to the appropriate IRS center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future) AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or
                           (c) the IRS has notified me that I am no longer subject to backup withholding. CERTIFICATION INSTRUCTIONS--You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                           NAME ______________________________________________
                                            (Please Print)
                           ADDRESS ___________________________________________
                           ---------------------------------------------------
                                          (Include Zip Code)
                           SIGNATURE _____________________ DATE _____________


CERTIFICATION INSTRUCTIONS--You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE "FORM W-9" FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                        PART 3 OF SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that 30% of all reportable payments made to me will be withheld until I provide a number and that if such number is provided to you within sixty (60) days, such withheld amounts will be refunded.
 Signature ____________________________________ Date _________________________

  Any questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and locations listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:
                         MELLON INVESTOR SERVICES LLC

                           44 Wall Street, 7th Floor
                           New York, New York 10005
                         Call Toll Free (888) 509-7935

                     The Dealer Manager for the Offer is:
                                 ADVEST, INC.

                             One Rockefeller Plaza
                           New York, New York 10020
                         Attention: Alexander M. Clark
                           Telephone: (212) 484-3885
                                      or
                         E-mail: alex.clark@advest.com